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                                                                   EXHIBIT 10.1

       AGREEMENT TO AMEND LOAN AND SECURITY AGREEMENT AND DEFER DIVIDENDS
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         Agreement dated this 31 day of August 2001 (the "Amendment") to:

         (i) amend that certain Loan and Security Agreement dated as of December 17, 1997 (the "Loan and Security Agreement"), by and between Cahill, Warnock Strategic Partners Fund L.P., a limited partnership organized under the laws of the State of Delaware ("Cahill Warnock"), Strategic Associates L.P., a limited partnership organized under the laws of the State of Delaware ("Strategic Associates"), Newpark Resources, Inc., a Delaware corporation ("Newpark"), James
H. Stone, an individual whose address is c/o Stone Energy, 909 Poydras Street, Suite 2650, New Orleans, LA 70112 ("Stone"), Environmental Safeguards, Inc., a Nevada corporation ("EVSF" or the "Company"), National Fuel & Energy, Inc., a Wyoming corporation and wholly-owned subsidiary of EVSF ("NFE"), and OnSite Technology, L.L.C., a limited liability company organized under the laws of the State of Oklahoma ("OnSite"); and

         (ii) defer payment of dividends on the Company's Series D Convertible Preferred Stock which were received by Cahill Warnock, Strategic Associates, Newpark and Stone in exchange for the Company's Series C Preferred Shares.

                                    RECITALS

         WHEREAS, pursuant to the Loan and Security Agreement, and on the terms and conditions set forth therein, Cahill Warnock, Strategic Associates, Newpark, and Stone (each a "Lender" and collectively the "Lenders") agreed to make certain loans to EVSF, NFE, and OnSite (each a "Borrower" and collectively the "Borrowers");

         WHEREAS, pursuant to the Series B Convertible Preferred and Series C Preferred Stock Purchase Agreement dated as of December 17, 1997 (the "Stock Purchase Agreement"), and on the terms and conditions set forth therein, Cahill Warnock, Strategic Associates, Newpark, and Stone (each a "Purchaser" and collectively the "Purchasers") agreed to purchase shares of the Company's Series B Convertible Preferred and Series C Preferred Stock;

         WHEREAS, pursuant to the Agreement to Exchange Shares and Amend Loan and Security Agreement dated September 1, 2000 (the "Exchange Agreement"), the Purchasers exchanged their shares of the Company's Series C Preferred Stock for the Company's Series D Convertible Preferred Shares;

         WHEREAS, pursuant to the Agreement to Defer Dividends and Amend Loan and Security Agreement dated as of March 1, 2001 (the "Deferral Agreement"), the Lenders, Borrowers, Purchasers and the Company agreed, among other things, to defer certain payments due to the Lenders under the Loan and Security Agreement and further agreed to defer certain dividends due on the Series D Convertible Preferred Shares;

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         WHEREAS, the Lenders and the Borrowers wish to defer certain payments due to the Lenders under the Loan and Security Agreement;

         WHEREAS, the Purchasers and the Company wish to defer certain dividends due on the Series D Convertible Preferred Shares;

         WHEREAS, the Lenders and the Borrowers desire to amend the Loan and Security Agreement, as more fully set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. All capitalized terms used herein shall have the meanings assigned to them in the Loan and Security Agreement unless expressly defined otherwise in this Amendment.

         2. Except as otherwise specifically provided herein, all terms and conditions of the Loan and Security Agreement shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

         3.       Amendments to the Loan and Security Agreement

         3.1 The Deferrals. Section 2.2(b) of the Loan and Security Agreement, as amended in the Exchange Agreement and further amended by the Deferral Agreement, is hereby further amended by deleting Section 2.2(b) and replacing it in its entirety with the following:

         "(b) If not earlier paid, or if not accelerated for payment, each loan shall be payable to each Lender (for its Pro Rata Share), with notice of such payment to the Agent, quarterly in arrears in substantially equal periodic installments consisting of principal plus interest accrued at the rate set forth in the Note, on the fifth (5th) day of each March, June, September and December (each an "Interest Payment Date"), commencing on March 5, 1998, with the entire remaining principal balance of the Loan and all interest accrued thereon due and payable on the Maturity Date, subject, however, to the following deferrals (each a "Deferral" and collectively the "Deferrals"): (i) the payment of principal and interest due on March 5, 2001, including all amounts previously deferred pursuant to the Exchange Agreement and the Deferral Agreement shall instead become due on December 31, 2001; (ii) the payment of principal and interest due on June 5, 2001, including all amounts previously deferred pursuant to the Exchange Agreement and the Deferral Agreement shall instead become due on December 31, 2001; (iii) the payment of principal and interest due on September 5, 2001 shall instead become due on December 31, 2001; and (iv) the payment of principal and interest due on December 5, 2001 shall instead become due on December 31, 2001. Notwithstanding the foregoing in the event that on December 31, 2001, EVSF continues to engage in good faith negotiations for the sale of EVSF, or a subsidiary, or substantially all of its assets, or substantially all of the assets of its subsidiaries ("Financing Transaction"), then all of the Deferrals shall be extended to March 31, 2002.. The payments subject to these Deferrals shall bear interest at the rate set forth in Section 2.2(a) above and not at the Default Rate. No late charges, as described in Section 2.4, shall accrue with respect to either of the Deferrals"

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         4. .Deferral of Series D Convertible Preferred Dividends The parties agree to defer payment of the following Dividends on the Series D Convertible Preferred Stock until December 31, 2001: (i) the Special Dividend that is referenced in Section 3.4 of the Exchange Agreement; (ii) the dividend that is due five (5) days after the close of the quarter ending March 31, 2001; and
(iii) the dividend that is due five (5) days after the close of the quarter ending September 30, 2001 (collectively "Dividend Deferrals"). Notwithstanding the foregoing in the event that on December 31, 2001, EVSF continues to engage in good faith negotiations for a Financing Transaction, then all of the Dividend Deferrals shall be extended to March 31, 2002.

         5.  Closing.

         5.1 Date and Place of Closing. Subject to the conditions stated in this Amendment, the consummation of the transactions contemplated hereby (the "Closing") shall be held on or before September 1, 2001, or such other date as is mutually satisfactory to the parties hereto (the "Closing Date"). The Closing shall be held at such time and place as the parties hereto may agree in writing.

         5.2 Conditions to the Borrower's Closing. The obligations of Borrowers hereunder are subject to the following conditions, each of which must be satisfied or waived by Borrowers prior to Closing:

                  (a) Representations and Warranties True. Borrowers shall be satisfied that all representations and warranties of the Lenders contained in this Amendment are true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and that the Lenders shall have performed and satisfied all material agreements in all material respects as required by this Amendment to be performed and satisfied by the Lenders at or prior to the Closing.

         5.3 Conditions to Lender's Closing. The obligations of the Lenders hereunder are subject to the following conditions, each of which must be satisfied or waived by the Lenders prior to closing:

                  (a) Resolutions. Prior to or at Closing, the Lenders shall have received resolutions of the Board of Directors of the Company authorizing and approving the transactions contemplated by this Amendment, certified by the respective Secretary or Assistant Secretary of the Company.

                  (b) Representations and Warranties True. Lenders shall be satisfied that all representations and warranties of the Borrowers contained in this Amendment shall be true in all material respects as at and as of the Closing as if such representations and warranties were made at and as of the Closing, and that the Borrowers have performed and satisfied all material agreements in all material respects as required by this Amendment to be performed and satisfied by the Borrowers at or prior to the Closing.

         6.       Representations and Warranties


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         6.1 Representations and Warranties of the Borrowers. The Borrowers
represent and warrant as of the date hereof and as of the Closing Date as follows:

                  (a) Accuracy of Representations and Warranties. Each of the representations and warranties regarding the Borrowers set forth in Section 5 of the Loan and Security Agreement was true, complete and accurate in all material respects when made. Except as set forth on Schedule 6.1 to the Exchange Agreement and on Schedule A to this Amendment, since the dates on which such representations and warranties were made, no event has occurred that has had a material adverse effect on the business, assets, financial condition or operations of the Borrowers and that would cause any such representations or warranty, if made as of the date of this Amendment, to be materially false.

                  (b) No Conflict. The Borrowers have all requisite power and authority to carry on their business as presently conducted, to enter into this Amendment and to perform their obligations hereunder. The consummation of the transactions contemplated by this Amendment will not violate, or be in conflict with, any material provision of the certificates of incorporation of any of the Borrowers or any material provision of any agreement or instrument to which any of the Borrowers are a party or by which either of them are bound (except for any provision in any agreement relating to required consents to transfer) noncompliance with which would have a materially adverse effect upon the Lenders or upon any of the transactions contemplated by this Amendment, or, to the knowledge of the Borrowers, any judgment, decree, order, statute, rule or regulation applicable to the Borrowers (subject to required approvals of Federal, state, or other governmental agencies).

                  (c) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby and have been duly and validly authorized by all requisite action on the part of the Borrowers.

                  (d) Enforceability. This Amendment has been duly executed and delivered on behalf of the Borrowers. This Amendment constitutes legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms, except that such enforcement may be subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights.

         6.2 Representations and Warranties of the Lenders. The Lenders represent and warrant as of the date hereof and as of the Closing Date as follows:

                  (a) No Conflict. The Lenders have all requisite power and authority to carry on their business as presently conducted, to enter into this Amendment and to perform their obligations hereunder. The consummation of the transactions contemplated by this Amendment will not violate, or be in conflict with, any material provision of the certificates of incorporation of any of the Lenders or any material provision of any agreement or instrument to which any of the Lenders are a party or by which either of them are bound (except for any provision in any agreement relating to required consents to transfer) noncompliance with which would have a materially adverse effect upon the Borrowers or upon any of the transactions contemplated by this Amendment, or, to the knowledge of the Lenders, any judgment, decree, order, statute, rule



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or regulation applicable to the Lenders (subject to required approvals of
Federal, state, or other governmental agencies).

                  (b) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of the Lenders.

                  (c) Enforceability. This Amendment has been duly executed and delivered on behalf of the Lenders. This Amendment constitutes a legal, valid and binding obligation of the Lenders, enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights.


         7. THIS AMENDMENT IS TO BE CONSTRUED UNDER THE LAWS OF THE STATE OF MARYLAND.

         9. This Amendment shall be of no force and effect until receipt and execution of this Amendment by the Borrowers. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.

         10. Except as expressly amended hereby, the Loan and Security Agreement remains in full force and effect. Any references to the Loan and Security Agreement shall refer to the Agreement as amended hereby.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal as of the date first set forth above.

                                       BORROWERS:
                                       ENVIRONMENTAL SAFEGUARDS, INC. (EVSF)


                                     By: /s/ James S. Percell
                                     Name: James S. Percell
                                     Title: President

                                     NATIONAL FUEL & ENERGY, INC.
                                     By: /s/ James S. Percell
                                     Name: James S. Percell
                                     Title: President

                                     ONSITE TECHNOLOGY LLC

                                     By: /s/ James S. Percell
                                     Name: James S. Percell
                                     Title: President


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                                     LENDERS/PURCHASERS:

                                     CAHILL, WARNOCK STRATEGIC PARTNERS FUND LLP


                                     By: /s/ Donald W. Hughes
                                     Name: Donald W. Hughes
                                     Title: General Partner of Cahill Warnock
                                            Strategic Partners L.P., its
                                            General Partner

                                     STRATEGIC ASSOCIATES L.P.


                                     By: /s/ Donald W. Hughes
                                     Name: Donald W. Hughes
                                     Title: General Partner of Cahill Warnock
                                            Strategic Partners L.P., its
                                            General Partner


                                     NEWPARK RESOURCES, INC.


                                     By: /s/ Matthew W. Hardey
                                     Name: Matthew W. Hardey
                                     Title: V.P.-Finance and C.F.O.



                                     /s/James H. Stone
                                     JAMES H. STONE



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                             SCHEDULE A TO AMENDMENT

Section references are to the Representations and Warranties contained in the Loan and Security Agreement. Except as set forth below, since the dates on which such representations and warranties were made, no event has occurred that has had a material adverse effect on the business, assets, financial conditions or operations of the Company and that would cause any such representations or warranty if made as of the date of this Amendment to be materially false:

5.4      Schedule 5.4 should be replaced with the following:

         NONE

5.10 Schedule 5.10 should be deleted and replaced with the following:

         OnSite Arabia, Inc.
         Umm Seqeim Bldg Office 101
         P.O. Box 62494
         Dubai UAE

         OnSite Arabia, Inc.
         Al Masaood OISS
         Airbift Building Souk Branch
         First Floor Khalifya Street
         Abu Dhabi UAE

5.12     Schedule 5.12 should be deleted and replaced with the following:

         NONE

5.20 The following changes should be made to the schedules to the Loan and Security Agreement:

         Schedules 5 & 6 should be revised as follows

           o ITD Units No. 4 and 1 are at the National Oil Well (formerly Roberds-Johnson) facility in Galena Park, Texas; Unit 4 is currently scheduled for transport to the Promotora Ambiental del Sureste S.A. de C.V facility in Villahermosa Mexico

           o ITD Units 5 and 6 are currently located at the Residuos Industriales Multiquim S.A. de C.V facility in Villahermosa, Mexico

           o ITD Unit No. 9 is at the SAMFOR S.A. facility in Maracaibo, Zulia, Venezuela




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           o    ITD Unit No. 10 is at Ashley Transport in Aberdeen, Scotland

         Schedule 7 should be replaced with the information from Schedules 5&6 above,

         Schedule 12-Delete Political Risk Coverage from Schedule


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